SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ______________________

                                      FORM 8-K/A

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

     Date of Report (date of earliest event reported):  August 18, 1997
                                                        ---------------


                          Advanced NMR Systems, Inc.
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            (Exact name or registrant as specified in its charter)


               Delaware                  0-11914            22-2457487
     -------------------------------   ------------     ------------------
     (State or other jurisdiction of   (Commission      (IRS Employer
     incorporation or organization)    File Number)     Identification No.)


            46 Jonspin Road, Wilmington, Massachusetts        01887
     -------------------------------------------------      ----------
             (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code:   (508) 657-8876
                                                          ----------------



                                       N/A
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            (Former name or former address, if changed since last report)


                                   AMENDMENT NO. 1

               The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K originally filed on August 18, 1997 as set forth in the pages attached hereto:

               (List all such items, financial statements, exhibits or other portions amended)


               1. Item 7, page 2 - Financial Statements - Amended to reflect a change in accounting for the 27,000 shares of newly issued Series B Convertible Redeemable Preferred Stock pursuant to the GE Purchase Agreement (See Note 1 in CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)).

          ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS
                          ---------------------------------

                    (b)  Pro Forma Condensed Financial Information

               The following unaudited pro forma condensed financial statements set forth the financial position as of June 30, 1997, as if the GE transaction had occurred on that date, and the results of operations for the twelve months ended September 30, 1996 and the nine months ended June 30, 1997, as if the merger of Medical Diagnostics Inc., a former subsidiary of ANMR ("MDI") with a subsidiary of US Diagnostic Inc. had occurred as of October 1, 1995. The pro forma condensed financial statements have been amended to reflect the Series B Convertible Redeemable Preferred Stock issued to GE outside of stockholder's equity and to remove the following item: "Increase in interest income from net proceeds from sale of MDI imaging business." The pro forma condensed financial statements do not purport to represent what ANMR's financial position or results of operations would actually have been if the acquisition had occurred on October 1, 1995, or to project ANMR's financial position or results of operations for any future date or period. The financial statements filed under part (a) of this item should be read in conjunction with these pro forma condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                          PRO FORMA CONDENSED BALANCE SHEET
                                    (In Thousands)
                                     (Unaudited)
                                                     As of June 30, 1997
                                              ---------------------------------
                                             Historical        Pro Forma
                                             ----------  ---------------------
                                              Advanced
                                                 NMR          GE
                                               Systems   Transaction
                                                Inc.     Adjustments  Pro Forma
                                              ---------  -----------  ---------
      ASSETS
      Current assets:
        Cash and cash equivalents              5,913        5,132     11,045

        Cash, restricted                       1,722                   1,722
        Accounts receivable                    2,780                   2,967
        Inventories                              482         (482)         0
        Other current assets                     217                     217
                                              ------        -----     ------
                                              11,114        4,650     20,488
                                              ------        -----     ------
      Equipment, building, furniture &
        leasehold improvements                   956         (147)       808
      Goodwill, net                            2,418                   2,418
      Investment in and advances to
        unconsolidated subsidiary              1,332                   1,332
      Other                                      165                     165
                                              ------        -----     ------

      TOTAL ASSETS                            15,985        4,503     20,488
                                              ======        =====     ======
      LIABILITIES AND STOCKHOLDERS' EQUITY
      Current Liabilities:
        Accounts Payable                         664                     664
        Accrued Expenses                       1,271                   1,271
        Other current liabilities                 41                      41
        Current portion of long-term debt
          and capital lease obligations          676         (121)       555
                                              ------        -----     ------
           Total current liabilities           2,652         (121)     2,531
                                              ------        -----     ------
      Long-term debt and capital lease
        obligations, less current portion        513          (72)       441

      Redeemable preferred stock                            2,700      2,700
      Stockholders' equity
        Common stock                             437                     437
        Additional paid-in capital            55,776                  55,776
        Accumulated deficit                  (43,391)       1,996    (41,395)
                                              ------        -----     ------
                                              12,822        1,996     14,818
        Less: Treasury stock, at cost             (2)                     (2)
                                              ------        -----     ------
           Total stockholders' equity         12,820        1,996     14,816
                                              ------        -----     ------

      Total liabilities and stockholders'     15,985        4,503     20,488
        equity                                ======        =====     ======

     The accompanying notes are an integral part of these condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                     PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                    (In Thousands)
                                     (Unaudited)
                                                Nine Months Ended
                                                  June 30, 1997
                                       ------------------------------------
                                      Historical          Pro Forma
                                      ----------   ------------------------
                                       Advanced
                                          NMR         MDI
                                        Systems      Sale
                                         Inc.     Adjustments    Pro Forma
                                       ---------  -----------    ---------
      Revenues
        Net patient service revenue    11,608       (8,424)         3,184
        Management fees and other         287         (287)             0
                                       ------        -----         ------
           Total revenue               11,895       (8,711)         3,184
                                       ------        -----         ------

      Operating expenses:
        Cost of service operations      8,269       (5,788)         2,481
        Selling, general and            3,045       (1,254)         1,791
          administrative
        Provision for bad debt and        850         (657)           193
          collection costs             ------        -----         ------
           Total operating costs       12,164       (7,699)         4,465
                                       ------        -----         ------
      Operating income                   (269)      (1,012)        (1,281)
      Other income                        240                         223
      Loss on sale of Imaging          (9,377)       9,377              0
        Business
      Interest income                     149           (1)           148

      Interest expense                   (950)         807           (143)
                                       ------        -----         ------
      Loss from continuing
        operations before minority
        interest, equity in loss of   (10,207)       9,171         (1,036)
        subsidiary and provision for
        taxes
      Minority interest in net
        income of consolidated           (202)         208              6
        entities
      Equity in net loss of            (1,190)                     (1,190)
        subsidiary                     ------        -----         ------
      Loss from continuing
        operations before income      (11,599)       9,379         (2,220)
        taxes
      Provision for income taxes          (63)                         63
                                       ------        -----         ------
      Loss from continuing            (11,536)       9,379         (2,157)
        operations                     ======        =====         ======
      Per share data:

        Loss from continuing          $ (0.28)                    $ (0.05)
          operations                  =======                     =======
        Weighted average number of
          shares outstanding           40,430                      40,430
                                       ------                      ------

     The accompanying notes are an integral part of these condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                     PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                    (In Thousands)
                                     (Unaudited)
                                                   Twelve Months Ended
                                                   September 30, 1996
                                           -----------------------------------
                                          Historical          Pro Forma
                                          ----------   -----------------------
                                           Advanced
                                              NMR         MDI
                                            Systems       Sale
                                             Inc.     Adjustments    Pro Forma
                                           ---------  -----------   ----------
      Revenues
        Net patient service revenue        25,481       (20,770)       4,711
        Management fees and other             653          (653)           0
                                           ------        ------        -----

           Total revenue                   26,134       (21,423)       4,711
                                           ------        ------        -----
      Operating expenses:
        Cost of service operations         16,206       (13,237)       2,969
        Selling, general and                4,255        (3,419)         836
          administrative
        Provision for bad debt and          2,126        (1,738)         388
          collection costs                 ------        ------        -----
           Total operating costs           22,587       (18,394)       4,193
                                           ------        ------        -----
      Operating income from continuing      3,547        (3,029)         518
        operations
      Other income                            126          (126)           0
      Interest income                         213           (31)         182

      Interest expense                     (1,848)        1,848            0
                                           ------        ------        -----
      Income from continuing operations
        before minority interest, equity
        in loss of subsidiary and           2,038        (1,338)         700
        provision for taxes
      Minority interest in net income of
        consolidated entities              (1,006)          846         (160)
      Equity in net loss of subsidiary     (2,374)                    (2,374)
                                           ------        ------        -----
      Loss from continuing operations
        before income taxes                (1,342)         (492)      (1,834)
      Provision for income taxes              (42)                       (42)
                                           ------        ------        -----
      Loss from continuing operations      (1,384)         (492)      (1,876)
                                            =====        ======        =====
      Per share data:
        Loss from continuing operations   $ (0.05)                   $ (0.06)
                                          =======                      =====
        Weighted average number of
          shares outstanding               30,583                     30,583
                                           ------                     ------


     The accompanying notes are an integral part of these condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                  NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                     (UNAUDITED)


          Note 1 Basis of Presentation

          The historical consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, including MDI's wholly-owned subsidiaries and various majority-owned or controlled partnerships and joint ventures. All significant intercompany transactions have been eliminated in consolidation.

          The pro forma adjustments to the Pro Forma Condensed Balance Sheet reflect the GE Transaction as if it had occurred on June 30, 1997. The pro forma adjustments to the Pro Forma Condensed Statement of Operations reflect the MDI merger with USD in February 1997 as if it had occurred on October 1, 1995.


          Note 2 Pro Forma Adjustments to Pro Forma Condensed Balance Sheet
                                                As of June 30, 1996
                                         ---------------------------------
                                          (In Thousands, except price per
                                                      share)

                                                  Debit (Credit)
             Cash                                      5,132
             Inventory                                  (482)
             Equipment                                  (147)
             Current portion of long-
             term and capital lease                      121
               obligations
             Long-term debt and
               capital lease                              72
               obligations, less
               current portion
             Preferred stock                          (2,700)
             Accumulated deficit                      (1,996)
           To reflect GE transaction
           as of June 30, 1997 based
             on following schedules.
             Sale:
               Selling price                           2,625
             Book value of assets
               sold:
               Inventory                                (482)
               Equipment                                (147)
                                                       -----
             Gain on sale                              1,996
                                                       =====

             Investment:
               Preferred shares                           27
                 issued
               Price per share                        $  100
                                                       -----
               Purchase price                          2,700
                                                       -----
             Cash received:
               Selling price, above                    2,625
               Lease obligations
                 assumed:
                Short-term lease                        (121)
                Long-term                                (72)

               Investment, above                       2,700
                                                       -----
               Total cash received                     5,132
                                                       =====

                              ADVANCED NMR SYSTEMS, INC.
                  NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                     (UNAUDITED)


          Note 3 Pro Forma Adjustments to Pro Forma Condensed Statement of
          Loss

                                                          Twelve months
                                           Nine months        ended
                                              ended       September 30,
                                          June 30, 1996        1996
                                          -------------   -------------
                                         (In Thousands)   (In Thousands)
                                         Debit (Credit)   Debit (Credit)
           Remove income for MDI
             Imaging Services Business
             Net patient service                8,424          20,770
               revenue
             Management fees and other            287             653

             Cost of service operation         (5,788)        (13,237)
             Selling, general and              (1,254)         (3,419)
               administrative
             Provision for bad debt              (657)         (1,738)
               and collection costs
             Other income                                         126
             Interest income                        1              31
             Interest expense                    (807)         (1,848)
             Minority interest in net
               income of consolidated            (208)           (846)
               subsidiaries

           Reverse loss on sale of MDI
             imaging business
             Loss on sale of imaging
               business                        (9,232)

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ADVANCED NMR SYSTEMS, INC.
                                                (Registrant)



          Dated: September 19, 1997          By:   /s/Steven J. James
                                                ---------------------------
                                             Name: Steven J. James
                                             Title: Chief Financial Officer